                                 OCCULOGIX, INC.

                              8,400,000 Shares(1)
                                  Common Stock
                               ($0.001 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                              December [ ], 2004


Citigroup Global Markets Inc.
SG Cowen & Co., LLC
ThinkEquity Partners LLC
As Representatives of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

        OccuLogix, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 5,600,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), of the Company and the persons named in Schedule II hereto (the "Selling Stockholders") propose to sell to the several Underwriters 2,800,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "Underwritten Securities"). The Selling Stockholders named in Schedule II hereto also propose to grant to the Underwriters an option (the "Over-Allotment Option") to purchase up to 1,260,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule II, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

------------------------------

(1) Plus an option to purchase from the Selling Stockholders up to 1,260,000 additional Securities to cover over-allotments.



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        As part of the offering contemplated by this Agreement, Citigroup Global
Markets Inc. has agreed to reserve out of the Securities set forth opposite its name on Schedule I to this Agreement, up to 420,000 shares of Common Stock, for sale to the Company's employees, officers, and directors and certain of their friends and family (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Securities to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the "Directed Shares") will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed
Shares not orally confirmed for purchase by any Participants by 8:00 a.m. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by Citigroup Global Markets Inc. as set forth in the Prospectus.

        1. Representations and Warranties.


                (i) The Company and each of the Selling Stockholders listed in
Schedule II and identified as Major Selling Stockholders (the "Major Selling Stockholders") jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

                        (a) The Company has prepared and filed with the Commission a registration statement (file number 333-118204) on Form S-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either
        (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the U.S. Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary U.S. Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                        (b) The Company shall comply with, to the satisfaction of the Underwriters, all of the Canadian Securities Laws required to be complied with by the Company to qualify the Distribution of the Over-Allotment Option and the Securities in each of the provinces of Canada (the "Canadian Qualifying Jurisdictions") by or through the Underwriters, their affiliates and other properly registered Selling Firms who have complied with the relevant provisions of Canadian Securities Laws. To that end, the Company has prepared and filed with the Ontario Securities Commission (the "OSC"), as




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        principal regulator under MRRS, and the other Canadian Securities
        Commissions, a preliminary base PREP prospectus relating to the Over-Allotment Option and the Securities in the English and French languages (the "Canadian Preliminary Prospectus"). The Canadian Preliminary Prospectus has been filed with the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions pursuant to National Policy 43-201. The Company has obtained a preliminary MRRS decision document issued by the OSC, in its capacity as principal regulator under MRRS, evidencing that preliminary receipts of the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions have been issued in respect of the Canadian Preliminary Prospectus. The Company may have filed one or more amendments to the Canadian Preliminary Prospectus, each of which has previously been furnished to you. The Company has also prepared and filed with the OSC and the other Canadian Securities Commissions a final base PREP prospectus relating to the Over-Allotment Option and the Securities in the English and French Languages omitting the PREP information (as hereinafter defined) (the "Canadian Final Prospectus") in accordance with the rules and procedures established pursuant to National Instrument 44-103 for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures") and has obtained a final MRRS decision document issued by the OSC, in its capacity as principal regulator under MRRS, evidencing that final receipts of the Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions have been issued in respect of the Canadian Final Prospectus. The Company will prepare and file, promptly after the execution and delivery of this Agreement, with the OSC and the other Canadian Securities Commissions, in accordance with the PREP Procedures, a supplemented prospectus in the English and French languages setting forth the PREP Information (the "Canadian Supplemental PREP Prospectus"). The Company shall co-operate in all respects with the Underwriters to allow and assist the Underwriters to participate in the preparation of the Canadian Supplemental PREP Prospectus, which shall be in a form satisfactory to the Underwriters. The information included in the Canadian Supplemental PREP Prospectus that is omitted from the Canadian Final Prospectus but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final Prospectus on the date of the Canadian Supplemental PREP Prospectus is referred to as the "PREP information". Collectively, the Canadian Final Prospectus, as supplemented by the Canadian Supplemental PREP Prospectus, is referred to as the "Canadian Prospectus". Collectively, the "Canadian Prospectus" and the "U.S. Prospectus" are referred to as the "Prospectus".

                        (c) On the Effective Date, the Registration Statement did or will, and when the U.S. Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the U.S. Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the U.S. Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the



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

        U.S. Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All information and statements contained in the Canadian Final Prospectus, as supplemented by the Canadian Supplemental PREP Prospectus, will, on the date of filing of the Canadian Supplemental PREP Prospectus and on the Closing Date and on any date on which the Option Securities are purchased if such date is not the Closing Date, be true and correct in all material respects and contain no misrepresentation (as that term is defined under Canadian Securities Laws) and constitute full, true and plain disclosure of all material facts relating to the Company, the Over-Allotment Option and the Securities, and no material fact or information has been omitted therefrom which is required to be stated therein or is necessary to make any statement or information contained therein not false or misleading in light of the circumstances in which it was made, and the Canadian Final Prospectus, as supplemented by the Canadian Supplemental PREP Prospectus, will, on the date of filing of the Canadian Supplemental PREP Prospectus and on the Closing Date, comply in all material respects with Canadian Securities Laws; provided, however, that the Company and the Major Selling Stockholders make no representations or warranties as to the information contained in or omitted from the Registration Statement, the U.S. Prospectus (or any supplement thereto), the Canadian Final Prospectus or the Canadian Supplemental PREP Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement, the U.S. Prospectus (or any supplement thereto), the Canadian Final Prospectus or the Canadian Supplemental PREP Prospectus.

                        (d) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or partnership (as applicable) in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or partnership (as applicable) power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation or partnership (as applicable) and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (e) All the outstanding shares of capital stock or other equity interests of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or other equity interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.



                                      -4-
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                        (f) The Company's authorized equity capitalization is as
        set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance and evidence of satisfactory distribution; the Securities have been conditionally approved for listing on the TSX, subject only to compliance with minimum distribution requirements and the Company providing to the TSX certain required routine documentation; the certificates for the Securities have been duly approved and adopted by the Company and are in valid and sufficient form and comply with the requirements of the TSX and Nasdaq National Market; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Common Stock; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.


                        (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors - Even if we complete MIRA-1, we may not receive FDA approval to market the RHEO System in the United States," "Risk Factors - We currently depend on single sources for key components of the RHEO System. The loss of any of these sources could delay our clinical trials or prevent or delay commercialization of the RHEO System," "Risk Factors - Our supply agreement with Asahi Medical requires us to transfer the FDA approval of the RHEO System to it upon receipt which will limit our control of the FDA approval," "Risk Factors
        - If we or our suppliers fail to comply with the extensive regulatory requirements to which we and the RHEO System are subject, the RHEO System could be subject to restrictions or withdrawals from the market and we could be subject to penalties," "Risk Factors - Future sales of our common stock could reduce our stock price," "Risk Factors - We have entered into a number of related party transactions with suppliers, creditors, stockholders and other parties, each of which may have interests which conflict with those of our public stockholders," "Business - Clinical Studies," "Business - Supplier Relationships," "Business - Government Regulation," "Reorganization," "Management," "Certain Relationships and Related Party Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

                        (h) This Agreement has been duly authorized, executed and delivered by the Company.



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                        (i) The Company is not and, after giving effect to the
        offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                        (j) No consent, approval, authorization, filing with or order of any court or Governmental Authority is required in connection with the transactions contemplated herein, except for the filing of the Canadian Supplemental PREP Prospectus with the Canadian Securities Commissions and except for such as have been obtained under the Act, under Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                        (k) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, Governmental Authority, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

                        (l) Except as disclosed in the prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement which have not been satisfied or waived.

                        (m) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and the Canadian Securities Laws, have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein) and have been reconciled to Canadian generally accepted accounting principles. The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus and the Registration Statement fairly present in all material respects, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The pro forma financial statements included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma




                                      -6-
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        adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the Canadian Securities Laws and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                        (n) No action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (o) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except for any such properties that the failure to own or lease could not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (p) Neither the Company nor any subsidiary is in violation or default of any provision of (i) its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, Governmental Authority, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) or
        (iii) above, for violations or defaults as would not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (q) Ernst & Young LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements included in the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and are independent public accountants as required under Canadian Securities Laws, and there has not been any disagreement (within the meaning of National Policy Statement No. 31) with the present or any former accountants of the Company and Deloitte & Touche LLP, at the time they were the Company's accountants, were independent public accountants under applicable law.



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                        (r) There are no transfer taxes or other similar fees or
        charges under the laws of Canada or any political subdivision thereof, U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                        (s) Each of the Company and its subsidiaries has filed all Tax Returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all Taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (t) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (v) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto).

                        (w) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, provincial, municipal or foreign regulatory authorities necessary to conduct their respective businesses, except for any which the failure to possess could not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (x) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
        (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        (y) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (z) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                        (aa) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with

        Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                        (bb) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the U.S. Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under
        Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(l) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                        (cc) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                        (dd) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any non-U.S. political party or official thereof or any candidate for non-U.S. political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                        "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                        (ee) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                        (ff) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                        (gg) The subsidiaries listed on Annex A attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

                        (hh) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trademark and service marks, trademark and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted, except for any which the failure to own, possess, license or have the rights to use could not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus under the caption "Business-Patents and Proprietary Rights," (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held or licensed by the Company invalid or any U.S. patent application held or licensed by the Company unpatentable.

                        (ii) Each of the current employees of the Company, including for greater certainty each of the officers of the Company, has entered into an agreement with the Company assigning to the Company all intellectual property rights (including moral rights) to which such employee may have a claim that were created during the term of employment of the employee, and each current employee of the Company, including for greater certainty each of the officers of the Company, has entered into a reasonably appropriate confidentiality agreement with the Company.

                        (jj) The statements contained in the Prospectus under the captions "Risk Factors -- Our patents may not be valid and we may not be able to obtain and enforce patents to protect our propriety rights from use by competitors" and "Business -- Patents and Proprietary Rights," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or proceedings.

                        (kk) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Inc.

                        (ll) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Canada.

                        (mm) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities other than this Agreement.

                        (nn) Each of the transactions included in the Reorganization (as defined and described in the Prospectus) has been completed.

        Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any Governmental Authority or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence
(x) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (y) a trade journalist or publication to write or publish favorable information about the Company or its products.

                Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                (ii) Each Selling Stockholder severally represents and warrants to, and agrees with, each Underwriter that:

                        (a) Such Selling Stockholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.

                        (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (c) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable), executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement") with Mellon Investor Services LLC, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                        (d) No consent, approval, authorization or order of any court or Governmental Authority is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except for the filing of the Canadian Supplemental PREP Prospectus with the Canadian Securities Commissions and except for such as may have been obtained under the Act and Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                        (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws or other governing document of such Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, Governmental Authority or arbitrator having jurisdiction over such Selling Stockholder or any of its subsidiaries.

                        (f) Each Selling Stockholder listed in Schedule II and identified as an Other Selling Stockholder (the "Other Selling Stockholders") has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or is reasonably likely to adversely affect the business of the Company and its subsidiaries, taken as a whole; and the sale of Securities by such Other Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus and any supplement thereto.

                        (g) In respect of any statements in or omissions from the Registration Statement, the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Other Selling Stockholder specifically for use in connection with the preparation thereof, such Other Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph
        (i)(c) of this Section.

                Any certificate signed by any Selling Stockholder or its officers and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the

Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

        2. Purchase and Sale.

                        (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $[__________] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in
        Schedule I hereto.

                        (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholders named in Schedule II hereto hereby, severally and not jointly, grant an option to the several Underwriters to purchase, severally and not jointly, up to 1,260,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to such Selling Stockholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Securities to be sold by the Selling Stockholders is 1,260,000. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Securities to be sold by each Selling Stockholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by each Selling Stockholder and the number of Option Securities to be sold. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

        3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 a.m., New York City time, on December [___], 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling

Stockholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholders named in Schedule II hereto will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York 10013, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholders named in Schedule II by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders named in Schedule II hereto. If settlement for the Option Securities occurs after the Closing Date, such Selling Stockholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

        5. Agreements.

                (i) The Company agrees with the several Underwriters that:

                        (a) Prior to the filing of the Registration Statement, the Canadian Final Prospectus, the Canadian Supplemental PREP Prospectus and any Supplementary Materials (as defined below), the Company shall allow the Underwriters to participate fully in the preparation of the Registration Statement, the Canadian Final Prospectus, the Canadian Supplemental PREP Prospectus and such Supplementary Materials, respectively, and shall allow the Underwriters to conduct all due diligence investigations which the Underwriters may reasonably require in order to fulfil their obligations as underwriters and in order to enable the Underwriters to responsibly execute the certificate required to be executed by the Underwriters in the Canadian Prospectus and any Supplementary Materials.

                        (b) The Company shall deliver to the Underwriters contemporaneously, as nearly as practicable, with the execution and delivery of this Agreement: (i) a copy of the Canadian Preliminary Prospectus and the Canadian Final Prospectus in each of the French and the English language signed and certified as required by the Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions; (ii) a copy of all such documents and certificates that were filed with the

        Canadian Preliminary Prospectus and the Canadian Final Prospectus under Canadian Securities Laws; (iii) an opinion of its auditors, Ernst & Young LLP, addressed to the Underwriters and their counsel, in form and substance satisfactory to the Underwriters and their counsel, to the effect that the French language version of: (1) the consolidated financial statements of the Company, the financial statements of OccuLogix, L.P. and the pro forma consolidated financial statements of the Company forming part of the Canadian Preliminary Prospectus and the Canadian Final Prospectus, including the related notes thereto and the related auditors' reports thereon, (2) Management's Discussion and Analysis set out in the Canadian Preliminary Prospectus and the Canadian Final Prospectus, and (3) the "Summary Historical and Pro Forma Consolidated Financial Data", the "Unaudited Pro Forma Condensed Financial Data" and "Selected Consolidated Financial Data" set out in the Canadian Preliminary Prospectus and the Canadian Final Prospectus (all of the foregoing collectively known as the "Financial Information") is a complete and proper translation of the English language version thereof and such French language version is not susceptible to any materially different interpretation with respect to any material matter contained therein; (iv) an opinion of Desjardins Ducharme Stein Monast addressed to the Underwriters and their counsel in form and substance satisfactory to the Underwriters and their counsel, to the effect that, except for the Financial Information, the French language version of each of the Canadian Preliminary Prospectus and the Canadian Final Prospectus is a complete and proper translation of the English language version thereof and such French language version is not susceptible to any materially different interpretation with respect to any material matter contained therein; (v) evidence reasonably satisfactory to the Underwriters and their counsel that the Company has completed each of the transactions included in the Reorganization (as described in the Canadian Final Prospectus) as described in the Canadian Final Prospectus; and (vi) a letter from the TSX advising the Company that approval of the conditional listing of the Securities has been granted by the TSX, subject to the satisfaction of certain usual conditions set out therein. The deliveries set forth in (i) shall also constitute the Company's consent to the Underwriters' use of the Canadian Final Prospectus for the Distribution of the Securities in the Canadian Qualifying Jurisdictions in compliance with the provisions of this Agreement.

                        (c) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective.

                        (d) The Company will notify the Underwriters promptly, and confirm the notice in writing, when any amendment to the Registration Statement has been filed with the Commission or has become effective, and when the Canadian Supplemental PREP Prospectus containing the PREP information, or any amended Canadian Prospectus, U.S. Prospectus or any supplement thereto (collectively, "Supplementary Material") shall have been filed, in which case the Company shall deliver to the Underwriters all signed and certified copies of such Supplementary Material in the English and French languages along with all documents similar to those referred to in Section 5(i)(b)(i) (ii),
        (iii) and (iv) and such other documents as the Underwriters may reasonably request. Prior to the termination of the offering of the Securities and the Distribution, the Company will not file any amendment of the Registration Statement or supplement to the U.S. Prospectus or any Rule 462(b) Registration Statement or the U.S. Prospectus or any amendment to the Canadian Prospectus or the Canadian Supplemental PREP Prospectus unless the Company has furnished to the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the U.S. Prospectus is otherwise required under Rule 424(b), the Company will cause the U.S. Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives in writing (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the U.S. Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities and the Distribution, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the U.S. Prospectus or for any additional information, or any request by any Canadian Securities Commission that the Company make any amendment to the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Supplemental PREP Prospectus, any Supplementary Material or that the Company provide any additional information in respect of the offering of the Securities, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or of the Company obtaining knowledge of the threatening of any proceeding for that purpose or the receipt by the Company of any written communication from any Canadian Securities Commission, the TSX or any other Governmental Authority relating to the Prospectus or the Distribution of the Securities and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (e) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(d) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and
        (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                        (f) Commencing on the date hereof and until the later of
        (1) the completion of the Distribution, or (2) the time at which the Act no longer requires a prospectus relating to the Securities to be delivered, the Company shall promptly notify the Underwriters in writing of:

                                (i) any change (actual, anticipated,
                        contemplated, proposed or threatened, financial or otherwise) in the business, affairs, operations, assets, properties, prospects, liabilities (contingent or otherwise), capital, earnings or financial condition of the Company or in any assumption or fact underlying any forecast prepared by the Company and provided to the Underwriters;

                                (ii) any change in any material fact (which
                        shall include the disclosure of any previously undisclosed material fact) or any misstatement of any material fact contained in the Prospectus or any Supplementary Material;

                                (iii) the discovery of any new material fact
                        that would have been required to be disclosed in the Prospectus or any Supplementary Material had it been discovered prior to the date thereof; or

                                (iv) any change in Canadian Securities Laws or
                        the Act (in such case, the Company will notify the Selling Stockholders as well);

                        which is, or may be, of such a nature as to render the
                Prospectus or any Supplementary Material misleading or untrue in whole or in part or would result in a misrepresentation (as such term is defined under Canadian Securities Laws) therein or would result in the Registration Statement, the Prospectus or any Supplementary Material not complying with any Canadian Securities Laws or the Act or which change, misstatement or new material fact would reasonably be expected to have a significant effect on the market price or value of the Securities.

                        (g) The Company will promptly (and in any event within any applicable time limitation) comply with all legal requirements under the Act, Canadian Securities Laws, and the rules and by-laws governing the TSX and Nasdaq National Market required as a result of an event described in Section 5(i)(f) in order to continue to qualify the Distribution of the Securities in each of the Canadian Qualifying Jurisdictions and the offering of the Securities in the United States pursuant to this Agreement, including the prospectus amendment provisions of the Canadian Securities Laws, and will prepare and file to the satisfaction of the Underwriters any Supplementary Material which, in the opinion of the Underwriters, may be necessary or advisable. In addition to the provisions of Section 5(i)(f) above, the Company will, in good faith, discuss with the Underwriters any change, event or fact contemplated in Section 5(i)(f) which is of such a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under Section 5(i)(f) and will consult with the Underwriters with respect to the form and content of any Supplementary Material proposed to be filed by the Company, it being understood and agreed that no such Supplementary Material will be filed with the Commission or any Canadian Securities Commission prior to the review and approval by the Underwriters and their counsel. The Company shall also cooperate in all respects with the Underwriters to allow and assist the Underwriters to participate in the preparation of any Supplementary Material and to conduct all due diligence investigations which the Underwriters deem appropriate in order to fulfill their obligations as underwriters and to enable the Underwriters to responsibly execute any certificate related to such Supplementary Material required to be executed by them.

                        (h) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                        (i) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company shall cause commercial copies of the Registration Statement and of the Canadian Prospectus in the English and French languages to be delivered to the Underwriters, without charge, in such numbers and in such places as the Underwriters may reasonably request. Such delivery shall be effected as soon as possible and, with respect to the Canadian Prospectus, not later than 12:00 p.m., New York time, on the first Business Day immediately following the date hereof. The Company shall similarly cause to be delivered commercial copies of any Supplementary Material required to be delivered, on request to the Underwriters or to any purchaser of Securities.

                        (j) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities or taxation, in any jurisdiction where it is not now so subject.

                        (k) The Company will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan (and may issue options thereunder), stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                        (l) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA.

                        (m) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (n) The Company will not issue any press release or public announcement between the date hereof and the Closing Date without first consulting with the Representatives.

                        (o) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the preparation, printing or reproduction and filing with the Canadian Securities Commission of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemental PREP Prospectus, including any materials or certificates filed therewith, and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the registration of the Securities under the Exchange Act and the quotation of the Securities on the Nasdaq National Market and the listing of the Securities on the TSX; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company [and the Selling Stockholders]; and (xi) all other costs and expenses incident to the performance by the Company and the Selling Stockholders of their obligations hereunder.

                        (p) The Company will use the net proceeds from the sale of the Securities in the manner described in the Prospectus.

                        (q) The Company agrees to pay (1) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (2) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material and (3) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

                Furthermore, the Company covenants with Citigroup Global Markets Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

                (ii) Each Selling Stockholder agrees with the several Underwriters that:

                        (a) Such Selling Stockholder will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Citigroup Global Markets Inc.

                        (b) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.

                        (d) Commencing on the date hereof and until the later of
        (1) the completion of the Distribution, or (2) the time at which the Act no longer requires a prospectus relating to the Securities to be delivered, such Selling Stockholder will advise the Underwriters promptly, and if requested by the Representatives, will confirm such advice in writing, of:

                                (i) any change (actual, anticipated,
                        contemplated, proposed or threatened, financial or otherwise) in the business, affairs, operations, assets, properties, prospects, liabilities (contingent or otherwise), capital, earnings or financial condition of the Company or in any assumption or fact underlying any forecast prepared by the Company and provided to the Underwriters;

                                (ii) any change in any material fact (which
                        shall include the disclosure of any previously undisclosed material fact) or any misstatement of any material fact contained in the Prospectus or any Supplementary Material;

                                (iii) the discovery of any new material fact
                        that would have been required to be disclosed in the Prospectus or any Supplementary Material had it been discovered prior to the date thereof; or

                                (iv) any change in Canadian Securities Laws or
                        the Act which is not otherwise brought to the attention of the Underwriters by the Company in writing;

                        which comes to the attention of the Selling Stockholder and which is, or may be, of such a nature as to render the Prospectus or any Supplementary Material misleading or untrue in whole or in part or would result in a misrepresentation therein or would result in the Prospectus or any Supplementary Material not complying with any Canadian Securities Laws or the Act or which change, misstatement or new material fact would reasonably be expected to have a significant effect on the market price or value of the Securities.

                        (e) Such Selling Stockholder will not issue any press release or public announcement between the date hereof and the Closing Date relating in any way to the offering and the sale of the Securities without first consulting with the Representatives.

                        (f) Such Selling Stockholder will comply with the agreement contained in Section 5(i)(o).

        6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                        (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
        (ii) 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the U.S. Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the U.S. Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b).

                        (b) The Canadian Supplemental PREP Prospectus shall have been filed with the Canadian Securities Commissions in accordance with the PREP Procedures.

                        (c) No order having the effect of ceasing or suspending the Distribution or offering of the Securities shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority, stock exchange, the Nasdaq National Market or the TSX, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and any request on the part of the Commission or any Canadian Securities Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

                        (d) The Company shall have requested and caused Torys LLP, counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date and addressed to the Underwriters and their counsel, to the effect that:

                                (i) each of the Company and each subsidiary
                        listed on Annex A hereto (individually a "Subsidiary" and collectively the "Subsidiaries") that is organized in Delaware or Ontario has been duly organized and is validly existing as a corporation or partnership (as applicable) in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate or partnership (as applicable) power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and the Company and each Subsidiary organized in Delaware is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth on Schedule A to such counsel's opinion;

                                (ii) all the outstanding shares of capital stock
                        or other equity interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or other equity interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                                (iii) the Company's authorized equity
                        capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance and evidence of satisfactory distribution; the Securities have been conditionally approved for listing on the TSX, subject only to compliance with minimum distribution requirements and the Company providing to the TSX certain required routine documentation; the certificates for the Securities have been duly approved and adopted by the Company and are in valid and sufficient form and comply with the requirements of the Nasdaq National Market and the TSX; the holders of outstanding shares of capital stock of the Company are not entitled, pursuant to the Company's Certificate of Incorporation, the DGCL or any contract or agreement to which the Company is a party and known to such counsel, to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, in each case to which the Company is a party, shares of capital stock of or ownership interests in the Company are outstanding;

                                (iv) to the knowledge of such counsel, there is
                        no pending or threatened action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors - We currently depend on single sources for key components of the RHEO System. The loss of any of these sources could delay our clinical trials or prevent or delay commercialization of the RHEO System," "Risk Factors - Our supply agreement with Asahi Medical requires us to transfer the FDA approval of the RHEO System to it upon receipt which will limit our control of the FDA approval, "Risk Factors - Future sales of our common stock could reduce our stock price," "Risk Factors - We have entered into a number of related party transactions with suppliers, creditors, stockholders and other parties, each of which may have interests which conflict with those of our public stockholders," "Business - Clinical Studies - MIRA-1," "Business - Supplier Relationships," "Reorganization," "Management," "Certain Relationships and Related Party Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as such statements summarize legal matters, agreements, documents or legal proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or legal proceedings;

                                (v) the Registration Statement has become
                        effective under the Act; any required filing of the U.S. Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the U.S. Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

                                (vi) all necessary corporate action has been
                        taken by the Company to authorize the execution and delivery of each of the Canadian

                        Preliminary Prospectus and the Canadian Final Prospectus and the filing thereof and the Canadian Supplemental PREP Prospectus under Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions;

                                (vii) all documents have been filed and all
                        requisite proceedings have been taken and all approvals, permits, consents and authorizations of appropriate regulatory authorities under Canadian Securities Laws have been obtained to qualify the Distribution of the Over-Allotment Option and the Securities in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers duly registered under the Canadian Securities Laws of each such Canadian Qualifying Jurisdiction who have complied with the relevant provisions of the Canadian Securities Laws of such Canadian Qualifying Jurisdiction;

                                (viii) this Agreement has been duly authorized,
                        executed and delivered by the Company;

                                (ix) the Company is not and, after giving effect
                        to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                                (x) no consent, approval, authorization, filing
                        with or order of any U.S. Federal, New York or Delaware State or Canadian court or Governmental Authority is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Canadian Securities Laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

                                (xi) neither the issue and sale of the
                        Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree known to such Counsel to be applicable to the Company or its subsidiaries of any U.S. Federal, New York or Delaware State or Canadian court, regulatory body, administrative agency, Governmental Authority, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties;

                                (xii) the Securities are qualified investments
                        under the Income Tax Act (Canada) and the regulations thereunder (the "Tax Act") for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans (collectively, "Plans") and will constitute foreign property for the purposes of the tax imposed under Part XI of the Tax Act on Plans (other than registered education savings plans), registered pension plans and other tax exempt entities;

                                (xiii) no holders of securities of the Company
                        have rights to the registration of such securities under the Registration Statement, except for such rights as have been satisfied or waived;

                                (xiv) each of the transactions included in the
                        Reorganization (as defined in the Prospectus) has been completed as described in the Prospectus; and

                                (xv) such other matters as the Underwriters may
                        reasonably request.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Province of Ontario and the laws of Canada applicable therein, and as to matters involving the application of laws other than the Delaware General Corporation Law (the "DGCL") or the Federal laws of the United States, in each case, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters, including the opinion of Holland & Knight LLP, Florida counsel to the Company, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

                        (e) The Company shall have requested and caused Morgan, Lewis & Bockius LLP, intellectual property counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date and addressed to the Underwriters and their counsel, to the effect that:

                                (i) the Company is the record owner of U.S.
                        patent number 6,551,266 (the "Owned Patent") and such patent is valid and subsisting;

                                (ii) the Company is the exclusive licensee of
                        U.S. patent number 6,245,038 (the "Licensed Patent" and together with the Owned Patent, the "Patents") and, upon reexamination of such patent, such counsel believes that it is reasonably likely that a more detailed claim set will be issued and valid;

                                (iii) the Patents are entitled to a statutory
                        presumption of validity and of ownership by the respective assignees and, to such counsel's knowledge, there are no liens which have been filed against any of the Patents;


                                (iv) such counsel has conducted prior art
                        searches for each of the Patents;


                                (v) the Company's Owned Patent application filed
                        in the U.S. (the "Owned Patent Application") was properly prepared and filed on behalf of the Company, disclosed patentable subject matter and, to the best of such counsel's knowledge, the Company complied with all applicable examination requirements of duty of candor and disclosure with respect to the Owned Patent Application;


                                (vi) the inventions described in the Owned
                        Patent Application were assigned to the Company and, to the best of such counsel's knowledge, no other entity or individual has any right or claim in any of such inventions or the Owned Patent;


                                (vii) the Company's pending patent application
                        filed in the U.S. (the "Pending Application") has been properly prepared and filed on behalf of the Company, discloses patentable subject matter and is being diligently pursued by the Company and, to the best of such counsel's knowledge, the Company has complied with all applicable examination requirements of duty of candor and disclosure with respect to the Pending Application;


                                (viii) the Company is the record owner of the
                        Pending Application, the inventions described in the Pending Application are assigned to the Company and, to the best of such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Pending Application or any patent to be issued therefrom;


                                (ix) the statements contained in the
                        Registration Statement and Prospectus including, but not limited to, the statements under the captions "Risk Factors - If we are unable to protect our intellectual property rights, our competitive position could be harmed," "Risk Factors - Third party claims of infringement or other claims against us could require us to redesign our products, seek licenses, or engage in future costly intellectual property litigation, which could impact our future business and financial performance" and "Business - Intellectual Property" (collectively, the "Intellectual Property Portion") are accurate descriptions of the Patents and the Pending Application and fairly summarizes the legal matters, documents and proceedings relating thereto of which such counsel is aware;

                                (x) except as disclosed in the Prospectus, such
                        counsel is not aware or has not been put on notice of any valid patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any presently proposed product, as described in the Prospectus;


                                (xi) except as disclosed in the Prospectus, such
                        counsel is not aware of any pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject, including any interference, reexamination, reissue or declaratory action proceeding, and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights of others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Pending Application or the Patents which could reasonably be expected to materially affect the ability of the Company to conduct its business as described in the Registration Statement and Prospectus;


                                (xii) to such counsel's knowledge, no third
                        party is infringing any of the Patents; and


                                (xiii) such counsel has no reason to believe
                        that the information contained in the Intellectual Property Portion of the Registration Statement, as of the Effective Date, and the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                        (f) The Company shall have requested and caused Buc & Beardsley, U.S. Food and Drug Administration ("FDA") counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date and addressed to the Underwriters and their counsel, to the effect that:


                                (i) the statements contained in the Registration
                        Statement and Prospectus under the captions "Risk Factors - Even if we complete MIRA-1, we may not receive FDA approval to market the RHEO System in the United States," "Risk Factors - If we or our suppliers fail to comply with the extensive regulatory requirements to which we and the RHEO System are subject, the RHEO System could be subject to restrictions or withdrawals from the market and we could be subject to penalties" and

                        "Business - Government Regulation," (collectively, the "FDA Portion") insofar as such statements purport to summarize provisions of the Federal Food, Drug, and Cosmetic Act (the "FFDCA") and implementing regulations are correct in all material respects of the provisions of the FFDCA and the regulations thereunder purported to be summarized under such captions in the Registration Statement and the Prospectus; and


                                (ii) although such counsel has made no
                        independent inquiry, nothing has come to such counsel's attention that leads them to believe that the statements contained in the FDA Portion of the Registration Statement, as of the Effective Date, and in the FDA Portion of the Prospectus, as of its date, contained any untrue statement of a material fact related to FDA regulatory matters or omitted to state any material fact related to FDA regulatory matters necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.


                        (g) The Major Selling Stockholders shall have requested and caused Thompson Coburn LLP, special counsel for the Major Selling Stockholders, to have furnished to the Underwriters their opinion dated the Closing Date and addressed to the Underwriters and their counsel, to the effect that:

                                (i) this Agreement and the Custody Agreement and
                        Power of Attorney have been duly authorized, executed and delivered by the Major Selling Stockholders, the Custody Agreement is valid and binding on the Major Selling Stockholders and each Major Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by such Selling Stockholder hereunder;

                                (ii) assuming that each Underwriter acquires its
                        interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities;

                                (iii) to such counsel's knowledge, no consent,
                        approval, authorization or order of any court or Governmental Authority is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act, Ontario securities laws and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and



                                (iv) neither the sale of the Securities being
                        sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or, with respect to TLC Vision Corporation ("TLC") only, the terms of any indenture or other agreement or instrument filed as an exhibit to TLC's 2003 Form 10-K, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, Governmental Authority or arbitrator having jurisdiction over any Selling Stockholder or any of its subsidiaries.



In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, and as to matters involving the application of laws other than the Delaware General Corporation Law (the "DGCL") or the Federal laws of the United States, in each case, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, including the opinion of Stewart McKelvey Stirling Scales, Canadian counsel to TLC, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Major Selling Stockholders and their respective responsible officers and public officials.



                        (h) TLC shall have requested and caused Stewart McKelvey Stirling Scales, Canadian counsel for TLC, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:


                                (i) TLC is a corporation validly existing under
                        the laws of the Province of New Brunswick;

                                (ii) this Agreement and the Custody Agreement
                        and Power of Attorney have been duly authorized by all necessary corporate action on the part of TLC and has been duly executed and delivered by TLC;

                                (iii) TLC has the corporate power and capacity
                        to sell, transfer and deliver, in the manner provided in this Agreement and the Custody Agreement, the Securities being sold by TLC hereunder;

                                (iv) no consent, approval, authorization or
                        order of any court or governmental agency or body of the Province of New Brunswick or of

                        Canada is required in connection with the consummation by TLC of the transactions contemplated herein;

                                (v) neither the sale of the Securities being
                        sold by TLC or the performance by TLC of its obligations under this Agreement or the fulfillment of the terms hereof by TLC will conflict with, result in a breach or violation of, or constitute default under (i) any law of the Province of New Brunswick or any federal law of Canada, (ii) the articles or by-laws of TLC or (iii) the terms of any indenture or other agreement or instrument known to such counsel and to which TLC or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to TLC or any of its subsidiaries of any New Brunswick or Canadian court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over TLC or any of its subsidiaries; and

                                (vi) all documents have been filed and all
                        requisite proceedings have been taken and all approvals, permits, consents and authorizations of the securities regulatory authorities of each of the Atlantic Provinces (as defined is such opinion) have been obtained to qualify the distribution of the Securities in each of the Atlantic Provinces through investment dealers or brokers duly registered under the applicable Securities Laws (as defined is such opinion) who have complied with the relevant provisions of such applicable Securities Laws.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Canada or the Province of New Brunswick, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.


                        (i) The Representatives shall have received from Piper Rudnick LLP, U.S. counsel for the Underwriters, and Stikeman Elliot LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the U.S. Prospectus (together with any supplement thereto), the Canadian Prospectus and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.



                        (j) The Company shall have furnished to the Representatives certificates dated the Closing Date, signed by appropriate officers of the Company, addressed to the Underwriters and their counsel, with respect to the charter and by-laws of the Company, all resolutions of the board of directors of the Company and other corporate action relating to this Agreement and to the authorization, issue and sale of the

        Securities, the incumbency and specimen signatures of signing officers and with respect to such other matters as the Underwriters may reasonably request;

                        (k) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer and Chief Financial Officer of the Company in their capacities as such and not individually, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the U.S. Prospectus, any supplements to the U.S. Prospectus, the Canadian Prospectus, any Supplementary Material and this Agreement and that:

                                (i) the representations and warranties of the
                        Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                                (ii) no stop order suspending the effectiveness
                        of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                                (iii) no order, ruling or determination having
                        the effect of suspending the sale or ceasing the trading of the Securities or any other securities of the Company has been issued or made by any Governmental Authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated or threatened by any Governmental Authority;

                                (iv) since December 31, 2003, there has been no
                        material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and

                                (v) such other matters as the Underwriters may
                        reasonably request.

                        (l) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Attorneys-in-Fact appointed in the Custody Agreement, dated the Closing Date, to the effect that such Selling Stockholder has carefully examined the Registration Statement, the U.S. Prospectus, any supplement to the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                        (m) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Underwriters letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date (with the requisite procedures to be completed by such auditors no later than two Business Days prior to the Execution Time and the Closing Date), in form and substance reasonably satisfactory to the Representatives, confirming that they are an independent registered public accounting firm within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they are independent public accountants as required under Canadian Securities Laws, and that they have performed a review of the unaudited interim financial information of the Company and OccuLogix, L.P. for the nine-month period ended September 30, 2004 and as at September 30, 2004, in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

                                (i) in their opinion the audited financial
                        statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission and with the applicable accounting requirements of the Canadian Securities Laws;

                                (ii) on the basis of a reading of the latest
                        unaudited financial statements made available by the Company and its subsidiaries and OccuLogix, L.P.; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the nine-month period ended September 30, 2004, and as at September 30, 2004; carrying out certain specified procedures (but not an examination in accordance with U.S. generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, partners, board of directors, audit committee and all other committees of the Company and its subsidiaries and OccuLogix, L.P.; and inquiries of certain officials of the Company and OccuLogix, L.P. who have responsibility for financial and accounting matters of the Company and its subsidiaries and OccuLogix, L.P. as to transactions and events subsequent to September 30, 2004, nothing came to their attention which caused them to believe that:

                                        (1) any unaudited financial statements
                                included in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the related rules and regulations adopted by the Commission and the applicable accounting requirements of the Canadian Securities Laws with respect to such financial statements; and said unaudited financial statements are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and


                                        (2) with respect to the period
                                subsequent to September 30, 2004, there were any changes, at a specified date not more than two days prior to the date of the letter, in the capital stock of the Company or partners' capital of OccuLogix, L.P., increases in due to stockholders, convertible debentures due to stockholders and long-term convertible debentures of the Company and its subsidiaries or increases in due to related parties of OccuLogix, L.P. or increases in net current liabilities or stockholders' deficiency of the Company or increases in net current liabilities or partners' deficit of OccuLogix, L.P. as compared with the amounts shown on the September 30, 2004 consolidated balance sheet of the Company and the September 30, 2004 balance sheet of OccuLogix, L.P., as applicable, included in the Registration Statement and the Prospectus, or for the period from October 1, 2004 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues or increases, as compared with the corresponding period in the preceding year, in total or per share amounts of net loss for the period of the Company and its subsidiaries and OccuLogix, L.P., except in all instances for changes, decreases or increases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company or OccuLogix, L.P., as applicable, as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;

                                (iii) they have performed certain other
                        specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries and OccuLogix, L.P.) set forth in the Registration Statement, the U.S. Prospectus and the Canadian Final Prospectus, including the information set forth under the captions "Summary Historical and Pro Forma Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries and OccuLogix, L.P., excluding any questions of legal interpretation; and

                                (iv) on the basis of a reading of the unaudited
                        pro forma financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and OccuLogix, L.P. who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the Canadian Securities Laws or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                        References to the Prospectus in this paragraph (m) include any supplement thereto at the date of the letter.


                        (n) The Company shall have furnished to the Underwriters letters of its chief financial officer, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, stating his conclusions and findings with respect to financial information contained in the Prospectus and not otherwise covered by the letters described in Section 6(m) hereof.


                        (o) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (m) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus, and the Underwriters shall not have become aware of any undisclosed material adverse information relating to the Company and its subsidiaries, or other adverse material development, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus.


                        (p) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.


                        (q) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                        (r) The Securities shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.


                        (s) The Securities shall be listed and posted for trading on the TSX at the opening of trading on the Closing Date.


                        (t) At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and each Major Selling Stockholder addressed to the Underwriters.


                        (u) At or prior to the Execution Time, each of the transactions included in the Reorganization (as defined and described in the Prospectus) shall have been completed to the satisfaction of the Underwriters and their counsel.


                        (v) The Company shall have requested and caused Desjardins Ducharme Stein Monast to have furnished to the Underwriters an opinion, dated the Closing Date and addressed to the Underwriters and their counsel, in form and substance reasonably satisfactory to the Underwriters and their counsel, regarding compliance with all the laws of the Province of Quebec relating to the use of the French language in connection with the documents (including the Canadian Prospectus, any Supplementary Material, forms of order and confirmation and certificates representing the Securities) to be delivered to purchasers of the Securities in the Province of Quebec.


                        (w) The Underwriters shall have received on the Closing Date such other certificates, statutory declarations, agreements or materials, in form and substance reasonably satisfactory to the Underwriters and their counsel, as the Underwriters and their counsel may reasonably request.

                If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

                The documents required to be delivered by this Section 6 shall be delivered at the office of Piper Rudnick LLP, U.S. counsel for the Underwriters, at 1251 Avenue of the Americas, New York, New York 10020,
Attention: Marjorie Sybul Adams, on the Closing Date.

                7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses

(including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

        8. Indemnification and Contribution.

                        (a) The Company and each of the Major Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, Canadian Securities Laws or any other Federal, state or provincial statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Supplemental PREP Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the -------- ------- Major Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Major Selling Stockholders may otherwise have.

                        (b) Each Other Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Stockholder, if any, to the same extent as the foregoing indemnity from the Company and the Major Selling Stockholders to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Other Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Other Selling Stockholder may otherwise have.

                        (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                        (d) The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act ("Citigroup Entities"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the Effective Date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, except that this clause (iii) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of the Citigroup Entities.

                        (e) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
        Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a),
        (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, -------- however, that such counsel shall be reasonably satisfactory to the indemnified ------- party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to paragraph
        (a) or (d) and by the Company in the case of parties indemnified pursuant to paragraph (b) or (c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

        Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 8(d) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.

                        (f) In the event that the indemnity provided in paragraph (a), (b) (c) or (d) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Major Selling Stockholders, jointly and severally, the Other Selling Stockholders severally and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Major Selling Stockholders, the Other Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Major Selling Stockholders and the Other Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided -------- ------- in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Major Selling Stockholders, jointly and severally, the Other Selling Stockholders severally and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Major Selling Stockholders and the Other Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (f).

                        (g) The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in
        Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

        9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

        10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) (x) trading in the Company's Common Stock shall have been suspended by the Commission, any of the Canadian Securities Commissions, the Nasdaq National Market or the TSX or trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or (y) the TSX shall have been suspended or limited or minimum prices shall have been established on such Exchange, the Nasdaq National Market or the TSX, (ii) a banking moratorium shall have been declared either by Federal, New York State or Canadian authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

        11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.


        12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to OccuLogix, Inc., 2600 Skymark Drive, Unit 9, Suite 201, Mississauga, Ontario L4N 5B2, Attention:
Chief Executive Officer (fax no.: (905) 602-7623); or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

        13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

        14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

        17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                        "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                        "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York, New York or Toronto, Ontario.

                        "Canadian Securities Commissions" means, collectively, the securities commissions or other securities regulatory authorities in each of the Canadian Qualifying Jurisdictions.

                        "Canadian Securities Laws" means all applicable securities laws in each of the Canadian Qualifying Jurisdictions emanating from Governmental Authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions, all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions and all rules, by-laws and regulations governing the TSX, all as the same are in effect at the date hereof and as amended, supplemented or replaced from time to time during the period of Distribution.

                        "Commission" shall mean the Securities and Exchange Commission.

                        "Distribution" means "distribution" or "distribution to the public" of the Securities as those terms are defined in Canadian Securities Laws.

                        "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                        "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                        "Governmental Authority" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi- governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, and any stock exchange or self-regulatory authority and, for greater certainty, includes the Canadian Securities Commissions, the TSX, Market Regulation Services Inc. and the FDA.

                        "Laws" means applicable securities laws and all other statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or license, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority, and the term "applicable" with respect to such Laws and in the context that refers to one or more persons, means that such Laws apply to such person or persons or its or their business, undertaking, property or securities and emanate from a Governmental Authority, having jurisdiction over the person or persons or its or their business, undertaking, property or securities.

                        "MRRS" means the mutual reliance review system procedures provided for under National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms.

                        "Preliminary U.S. Prospectus" shall mean any preliminary prospectus referred to in paragraph l(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                        "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                        "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                        "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                        "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                        "Selling Firms" means such investment dealers and brokers through which the Underwriters may sell Securities to the public under the terms of this Agreement.

                        "Taxes" includes all forms of taxation (including, without limitation, any net income or gains, minimum, gross income, gross receipts, sales, use, ad valorem, value-added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, capital stock, occupation, property, custom, environmental or windfall tax or duty), together with interest, penalties and additions imposed with respect to the foregoing, imposed by any local, municipal, state, provincial, Federal or other government, governmental entity or political subdivision, whether of Canada, the United States or other country or political unit.

                        "Tax Return" means all returns, declarations, statements, reports, schedules, forms and information returns, whether original or amended, relating to Taxes.

                        "TSX" means the Toronto Stock Exchange.

                        "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to

        Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.











                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                               Very truly yours,

                               OCCULOGIX, INC.


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



                               SELLING STOCKHOLDERS LISTED ON SCHEDULE II HERETO





                               By:
                                  --------------------------------
                                  Elias Vamvakas, as Attorney-in-Fact
                                  acting on behalf of the Selling
                                  Stockholders



                               By:
                                  --------------------------------
                                  William G. Dumencu, CA, as
                                  Attorney-in-Fact acting on behalf of
                                  the Selling Stockholders

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.
SG Cowen & Co., LLC
ThinkEquity Partners LLC

By:   Citigroup Global Markets Inc.


By:
   -----------------------------------------
   Name:
   Title:

For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I


                                                        NUMBER OF UNDERWRITTEN
UNDERWRITERS                                          SECURITIES TO BE PURCHASED
-------------------------------------------           --------------------------

Citigroup Global Markets Inc.......................

SG Cowen & Co., LLC................................

ThinkEquity Partners LLC...........................

Orion Securities (USA) Inc.........................

DeMatteo Monness LLC...............................

Citigroup Global Markets Canada Inc................

Clarus Securities Inc..............................

Orion Securities Inc...............................

Octagon Capital Corporation........................



                                                              ------------
                      TOTAL........................
                                                              ============

                                   SCHEDULE II



Unless otherwise noted, each person's address is:
c/o OccuLogix, Inc., 2600 Skymark Drive, Unit 9, Suite 201
Mississauga, Ontario L4N 5B2





                                                NUMBER OF UNDERWRITTEN           MAXIMUM NUMBER OF OPTION
    MAJOR SELLING STOCKHOLDERS                   SECURITIES TO BE SOLD            SECURITIES TO BE SOLD
----------------------------------             ---------------------------      --------------------------

TLC Vision Corporation
5280 Solar Drive, Suite 100,
Mississauga, Ontario
L4W 5M8..................                                2,329,031                           3,382,927


Richard Davis, MD..................                        157,365                             228,574


John Cornish..................                              32,637                              47,405



                                                NUMBER OF UNDERWRITTEN           MAXIMUM NUMBER OF OPTION
    OTHER SELLING STOCKHOLDERS                   SECURITIES TO BE SOLD            SECURITIES TO BE SOLD
----------------------------------             ---------------------------      --------------------------

Bermuda Bay, Ltd. (Alberto de
Alejo) ..................

Daniel Bertoch, D.D.S...................

Tom Brandt..................

Sandra Bruck..................

Margaret Cornish..................

Ramia Cornish..................

Margaret Cornish QDOT
Trust..................

Dana Deupree..................

Larry Dewberry..................

David Dieters..................

Burt Dubow..................

Alexander Eaton, M.D...................

Richard Fielder..................

Richard & Brigitte
Fielder..................

Patrick Flaherty, M.D...................

David Geller, M.D...................

James Gills, M.D...................

James P. Gills Flint
Trust..................

Ray Gonzalez..................

Alan & Debra Green..................

Richard Hairston..................

Thomas Hooker..................

Susan B. Howard..................

David Israel..................

Charles Jenkins..................

Carol Jones..................

Charles L. Jones..................

W. Andrew Krusen..................

Merit Partners (Jeffrey
Schoenbaum)..................

Angela Metelski..................

Julie & Matt Mores..................

Julie Mores..................

Matt Mores..................

Robin Morrison..................

Donna M. Muller............

Michael Murray..................

Sandara Murray..................

Northlea Partners (Dr. John
Abeles)..................

Rula Peindado..................

Nancie Reichle..................

Kris Richards, Jr., M.D...................

A.H. Rodriguez..................

Christopher Rodriguez..................

Donna Rodriguez..................

Jennifer Rodriguez..................

Rodriguez Family Trust,
A.H...................

Donna Rodriguez Family
Trust..................

Safe Harbor Fund, L.P. (Dean G.
Tanella)..................

Safe Harbor Managed Account
101-A, Ltd. (Gary Saling)..................

Paul Scharfer..................

Jeffrey Schwartz..................

Jane Cornish Smith..................

Mark Stern..................

Mark Stern & Ellen
Kaplan..................

Don Strickland..................

S.M. Weinstock..................

Leslie Wells..................

Barbara White..................

Elizabeth White..................



                                        ------------          ------------
                      TOTAL
                                        ============          ============

                                     ANNEX A



                            SIGNIFICANT SUBSIDIARIES


OccuLogix Holdings, Inc.                                  Delaware

OccuLogix, L.P.                                           Delaware

OccuLogix LLC                                             Delaware

OccuLogix Management, Inc.                                Delaware

OccuLogix ExchangeCo ULC                                  Nova Scotia

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A


              [Letterhead of officer, director or major stockholder
                               of OccuLogix, Inc.]

                                 OccuLogix, Inc.
                         Public Offering of Common Stock

                                                                          , 2004
                                                    --------------- ------

Citigroup Global Markets Inc.
SG Cowen & Co., LLC
ThinkEquity Partners LLC
As Representatives of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

        This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between OccuLogix, Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering (the "Offering") of Common Stock, $0.001 par value (the "Common Stock"), of the Company.

        In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction:

        (i) in the event that the undersigned is not a selling stockholder that will be executing the Underwriting Agreement, for the period from the date hereof until 180 days after the date of the Underwriting Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Citigroup Global Markets Inc.; and

        (ii) in the event that the undersigned is a selling stockholder that will be executing the Underwriting Agreement, for the period from the date hereof until the Underwriting Agreement is executed by such selling stockholder.

        This agreement shall automatically terminate and be of no further force or effect upon the earlier of (i) an Underwriting Agreement not being executed within 270 days of the date hereof; and (ii) either the Company or the representatives of the group of Underwriters notifying the other in writing that they are abandoning the Offering. If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,

                                        [SIGNATURE OF OFFICER, DIRECTOR OR MAJOR
                                        STOCKHOLDER]

[Name and address of officer, director or major stockholder]


                                      -3-